UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 1, 2016

BULLFROG GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-164908	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

897 Quail Run Drive, Grand Junction, Colorado  81505

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (970) 270-8306

______________________

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

Item 3.02  Unregistered Sales of Equity Securities

On July 25, 2016, Bullfrog Gold Corp. (the “Company”) has settled all debts and obligations with respect to an April 25, 2016 Convertible Note, Warrant to Purchase Common Stock and Securities Purchase Agreement (collectively, the “Note”) with NPX Metals Inc (“NPX”). The principal and interest due NPX under the Note as of July 25, 2016 was $278,437.50.   As settlement of the Note the Company issued NPX 18,562,500 shares of series B preferred stock on August 1, 2016.

The foregoing is not a complete summary of the terms of the Settlement Agreement (“Agreement”), and is qualified in its entirety by reference to the complete text of the Agreement attached as Exhibits 10.1 to this Current Report on Form 8-K, which are hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No .	Description

10.1	Settlement Agreement dated July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2016	BULLFROG GOLD CORP.

	By:	/s/ David Beling
Name: David Beling
Title: President, Chief Executive Officer and Chief Financial Officer

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